UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2023

Royale Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55912	81-4596368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1530 Hilton Head Rd., Suite 205 El Cajon, California		92019
(Address of Principal Executive Offices)		(Zip Code)

(619) 383-6600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01         Changes in Registrant’s Certifying Accountant.

On March 31, 2023 (the “Engagement Date”), the Audit Committee of the Board of Directors of Royale Energy, Inc. (the “Company”) appointed Horne LLP (“Horne”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.  During the fiscal years ended December 31, 2021 and December 31, 2020, respectively, neither the Company nor anyone acting on its behalf has consulted with Horne on any of the matters or reportable events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K. In addition, Horne did not provide any services to the Company prior to the Engagement Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2023

ROYALE ENERGY, INC.

By:	/s/ Johnny Jordan
Johnny Jordan
Chief Executive Officer